Exhibit 99.1 Wave Life Sciences Corporate Presentation October 1, 2024

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Building a leading RNA medicines company

Novel RNA medicines platform (PRISM®)

PRISM

- Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing
- Best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Differentiated RNA medicines pipeline

WVE-006 in AATD



WVE-007 in Obesity



WVE-N531 in DMD



WVE-003 in HD



Strategic collaborations (GSK and Takeda)	In-house GMP manufacturing	Strong and broad IP	Well-capitalized with cash runway into 2027*

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency   DMD: Duchenne muscular dystrophy   HD: Huntington's disease

*Cash runway does not include potential future milestones or opt-in payments under GSK and Takeda collaborations

3

Wave's best-in-class multi-modal platform

Clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Splicing

Restore RNA transcripts and **turn on** protein production


Spliceosome Machinery (>300 proteins)

Restored **Reading Frame** for **Functional Protein**

WVE-N531 (DMD)

Editing

Efficient editing of RNA bases to **restore** or **modulate** protein production


Endogenous ADAR enzyme

WVE-006 (AATD)
Additional wholly owned editing programs

Silencing

Degradation of RNA transcripts to **turn off** protein production

Antisense | **siRNA**


RISC
Endogenous RNase H
Endogenous AGO2

WVE-003 (HD) | **WVE-007** (obesity)

WAVE LIFE SCIENCES
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Wave has driven foundational advances in nucleic acid chemistry to expand platform technologies and develop next generation of RNA therapeutics Further information can be found in recent platform publications Silencing (RNase H and Ago2) Splicing Editing 5 Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications

Proprietary chemistry continues to translate in clinic across modalities, enabling first-in-class and best-in-class therapies

Proprietary PRISM platform

- Stereopure oligonucleotides
- Novel backbone modifications (including PN chemistry)
- Novel base and sugar chemistry modifications

Therapeutic modalities	Preclinical publication	Clinical translation	Clinical trial results
Splicing (WVE-N531 for DMD)	✓	✓ 53% exon skipping, 42 µg/g muscle tissue concentrations in 6 weeks	✓ *9.0% mean muscle-adjusted dystrophin; safe and tolerable* FORWARD-53
Allele-selective silencing (WVE-003 for HD)	✓	✓ 35% allele-selective mHTT silencing with single dose	✓ 46% allele-selective mHTT silencing; correlation with slowing of caudate atrophy SELECT HD
GalNAc-RNA editing (WVE-006 for AATD)	✓	*Proof-of-mechanism data expected 4Q 2024* RESTORAATION	→ *RestorAATion trial completion*
GalNAc-RNAi (WVE-007 for obesity)	✓	*Clinical trial initiation expected 1Q 2025*	→

WAVE LIFE SCIENCES

Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications
*mHTT reductions compared to placebo

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Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery / Preclinical	IND / CTA Enabling Studies	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD)			RestorAATion Clinical Program	GSK exclusive global license	200K
Multiple undisclosed Correction				100% global	>20K (multiple)
Multiple undisclosed Upregulation				100% global	>3M (multiple)
RNAi					
WVE-007 Obesity and other metabolic disorders				100% global	47M
SPLICING					
WVE-N531 Exon 53 (DMD)			FORWARD-53 Trial (Phase 2)	100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
ALLELE-SELECTIVE SILENCING					
WVE-003 mHTT (HD)			SELECT-HD Trial (Phase 1b/2a) - *Trial Completed*	Takeda 50:50 Option	25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3)

Editing for correction
Editing for upregulation

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease

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WVE-006 + AIMers RNA editing Alpha-1 antitrypsin deficiency (AATD) 8

WVE-006: GalNAc-conjugated AIMer designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 for AATD


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 aims to address the large unmet need in AATD

- 200,000 Pi*ZZ patients in US and Europe
- Current standard of care is weekly IV augmentation therapy
- No therapies address AATD liver disease

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) Restore circulating, functional wild-type M-AAT

2) Reduce Z-AAT protein aggregation in liver

3) Retain M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

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AAT: Alpha-1 antitrypsin Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al., 2017 Int J Chron Obstruct Pulmon Dis 12:561-69; Remih et al., 2021 Curr Opin Pharmacol 59:149-56.

WVE-006 in AATD: First-in-class RNA editing clinical candidate Potentially comprehensive approach to address both lung and liver manifestations of AATD Increased AAT protein Confirmed restored Demonstrated functionality ✓ ✓ ✓ in NSG-PiZ mice wild-type M-AAT protein of M-AAT protein WVE-006 treatment results in serum AAT Overall percentages of serum AAT Serum neutrophil elastase protein levels of up to 30 uM in NSG-PiZ mice protein isoforms in NSG-PiZ mice inhibition activity in NSG-PiZ mice (Week 13) 2000 PBS 1800 WVE-006 1600 WVE-006 (NO LOADING DOSE) 1400 1200 ~7-fold 1000 increase 800 600 11μM 400 200 0 Week ≥50% editing supports restoration of MZ phenotype 10 AATD: Alpha-1 antitrypsin deficiency; M-AAT protein: wild-type AAT protein; WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected at wk 13 (1 wk after last dose) and SERPINA1 editing quantified by Sanger sequencing; Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Serum AAT protein (ug/ml) (Mean, s.e.m)

WVE-006 decreases lobular inflammation and PAS-D globule size, prevents increase in hepatocyte turnover Fibrosis → Cirrhosis → Hepatocellular Carcinoma Correction of gain-of-function liver phenotypes Lobular inflammation Mitoses PAS-D-positive globule size (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) ✱✱✱✱ ns ns ✱✱✱✱ 5 ✱✱✱ 40 ns 25✱✱✱✱ ✱ 4 20 30 3 15 20 2 10 10 1 5 0 0 0 Week 0 Week 13 11 Left (Lobular inflammation) and Middle (Mitoses): Scatter plot showing inflammation grade or mitoses score. Each circle represents an individual mouse, (Mean ± SEM); Right (PAS-D Globule Size): 40 largest globules in each of 5 mice were measured. Each circle represents a single PAS-D globule, (Mean ± SEM). Baseline: week 0 (7 weeks old); Treated week 13 (20 weeks old); Stats: Kruskal-Wallis followed by Dunn’s test Baseline PBS WVE-006 Baseline PBS WVE-006 Baseline PBS WVE-006 Score (0-4) Number of mitotic figures/10 MPF + Mean PAS-D globule diameter (μm)

AIMer-directed editing is highly specific in mice

RNA editing only detected at PiZ mutation site in SERPINA1 transcript



Coverage
PBS
C 0%
T 100%
10000
5000
0
94380000
94384000
94388000
AATD AIMer
C 48.2%
T 51.8%
9000
6000
3000
0
Editing site (PiZ mutation)
SERPINA1

RNA editing across transcriptome



SERPINA1 (PiZ mutation site)
Coverage
6000
4000
2000
0
0
10
20
30
40
50
% Editing

No bystander editing observed on SERPINA1 transcript

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Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 – 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

RestorAATion-2 underway, proof-of-mechanism data expected in 4Q 2024 Informs dose & dose frequency RestorAATion-1: Healthy Volunteers RestorAATion-2: AATD Patients RestorAATion-1: Healthy Volunteers Single ascending dose (SAD) → Multiple-ascending dose (MAD) cohorts Dose E Up to 7 doses Dose D Cohort 3 Dose C Cohort 2 Dose B Cohort 1 Multiple assessments of serum AAT throughout cohort Dose A Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels 13 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

Multiple RNA editing opportunities to build high-value, wholly owned pipeline beyond WVE-006

Potential to advance any combination of targets into preclinical development

	Hepatic (GalNAc-AIMers)				Extra-Hepatic (AIMers)	
	Target A	Target B	Target X	Target E	Target F	Target G
Approach	Upregulation	Upregulation	Upregulation	Correction	Upregulation	Correction
Tissue	Liver	Liver	Liver	Liver	Kidney	Lung
Therapeutic Area	Metabolic	Metabolic	Renal	Rare	Renal	Rare
Estimated Patients (US and Europe)	~90M	~3M	~170K	~17K	~85K	~5K

- Identifying new targets using proprietary "Edit-Verse", which is powered by genetic datasets and deep learning models
- Advancing work for a diverse set of undisclosed targets addressing areas of high unmet need, including both rare and prevalent diseases

WAVE LIFE SCIENCES
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Strategic collaboration with GSK to develop transformative RNA medicines

Collaboration Highlights

- $170 million upfront[1]
- Additional research funding
- Potential for up to $3.3 billion in milestones[2]
- Leverage GSK's expertise in genetics and genomics

Maximize global potential for WVE-006 for AATD	Advance up to eight GSK collaboration programs	Expand Wave's pipeline
Up to $525 million in total milestones and **tiered royalties on net sales**	**Up to $2.8 billion** in total milestones and **tiered royalties on net sales**	Wave to advance up to **three wholly owned collaboration programs** (or more with GSK's consent)[3]
✓ **$20 million milestone** with first individual dosing RestorAATion-2 trial underway (AATD patients)	✓ **$12 million aggregate initiation payment** for GSK's selection of two programs to advance	✓ **INHBE is Wave's first wholly owned program** emerging from GSK collaboration

Recent Highlights

1. $120 million in cash and $50 million equity investment; 2. Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs); 3. GSK eligible to receive tiered royalty payments and commercial milestones from Wave

WAVE LIFE SCIENCES 15

WVE-007 (INHBE program) GalNAc-siRNA silencing Obesity and other metabolic disorders 16

Potential for best-in-class siRNA enabled by Wave’s PRISM® platform • Unprecedented Ago2 loading increases potency and Next-generation siRNA results in durability of silencing following administration of more potent and durable silencing single subcutaneous dose Ago2 loading Next generation siRNA enhances Ago2 loading HSD17B13 mRNA (liver, transgenic mice) knockdown of serum Ttr protein (liver, transgenic mice) 25 (liver, transgenic mice) 125 125 Wk 2 Wk 7 Wk 14 PBS 20 100 100 Benchmark First gen siRNA 15 75 75 Next gen siRNA 50 50 10 25 * Next-gen * 25 5 siRNA 0 0 0 2 4 6 8 10 12 14 16 125 0 0 5 10 15 20 25 30 35 40 45 50 PBS Time (weeks) Benchmark 100 Day 125 PBS Reference Wave first gen PBS First gen siRNA Reference Wave first gen siRNA 75 100 Benchmark Next gen siRNA siRNA First gen siRNA 50 75 Next gen siRNA siRNA silencing is one of multiple Wave modalities being advanced in strategic research collaboration with GSK 25 50 0 25 0 5 10 15 20 25 30 35 40 45 50 17 Day Left and Middle: Mice expressing human HSD17B13 transgene treated with siRNA (3 mg/kg) or PBS, liver mRNA, guide strand concentration, Ago2 loading quantified. Stats: Two-way 0 ANOVA with post-hoc test * P<0.05, ****P<0.0001. Liu et al., 2023 Nuc Acids Res doi: 10.1093/nar/gkad268; Right: Benchmark: Foster, DJ. et.al. Mol Ther. 2018, 26(3), 708. B6 mice 0 5 10 15 20 25 30 35 40 45 50 administered PBS or 0.5 mg/kg of siRNA (subcutaneous). Stats: Mixed Two-way ANOVA followed by post hoc test comparing siRNA vs. Next gen siRNA per day derived from linear mixed Day effects model * P < 0.0001 % mRNA remaining (HSD17B13/Hprt) Fold change relative to Reference 2 Serum Ttr±SEM (rel to PBS) Serum Ttr±SEM (rel to PBS) Serum Ttr±SEM (rel to PBS)

Supported by human genetics, WVE-007 (INHBE GalNAc-siRNA) expected to drive healthy, sustainable weight loss

INHBE silencing expected to induce fat loss, while maintaining muscle mass

- Silencing INHBE gene by ≥ 50% is expected to recapitulate the healthy metabolic profile of INHBE loss of function (LoF) carriers, including:[1,2,3]

✓ Reduced waist-to-hip ratio
✓ Reduced odds ratio of type 2 diabetes and coronary artery disease by >25%
✓ Reduced serum triglycerides
✓ Elevated HDL-c

- INHBE (Inhibin βE) expressed primarily in liver and gene product (activin E) acts on its receptor in adipose tissue[4]
- Lowering of INHBE mRNA promotes fat burning (lipolysis) and decreases fat accumulation (adiposity)[5,6]

Distinct pathway as compared to GLP-1s

✓ Weight loss with no impact on muscle mass[1]
✓ Preferential reduction of visceral fat
✓ No suppression of general reward system[3]
✓ No loss of appetite
✓ GalNAc-siRNA enables infrequent dosing; 1 – 2x/year

Wave's INHBE siRNA program may address these limitations and / or work complementarily with GLP-1s

Obesity is estimated to impact 174M adults in the US and Europe

WAVE LIFE SCIENCES

1. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34(3):247-262; 2. Prime Therapeutics Claims Analysis, July 2023; 3. Müller, et al. 2019 Molecular Metabolism 30: 72-130.

1. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 2. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8; 3. PLOS ONE 2018. https://doi.org/10.1371/journal.pone.0194798; 4. Adam, RC. et.al. Proc Natl Acad Sci USA. 2023, 120(32): e2309967120. 5. Yogosawa et al. 2013 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3526038/ 6. Zhao et al. 2023 https://pubmed.ncbi.nlm.nih.gov/36626233/

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WVE-007 has Wave’s next generation siRNA format and best-in-class profile with infrequent dosing INHBE program: Data from DIO mouse model supports best-in-class profile and potential use of WVE-007 in multiple treatment settings ✓ Highly potent (ED50 < 1mg/kg) and durable silencing following one, low-single-digit dose, supporting every-six-month or annual dosing ✓ Monotherapy: Weight loss similar to semaglutide with no loss of muscle mass and a reduction in fat mass, with preferential effect to the visceral fat (consistent with profile of INHBE LoF carriers in human genetics) ✓ Add-on to GLP-1s: When administered as an add-on with semaglutide, a single dose of Wave’s INHBE GalNAc-siRNA doubled the weight loss observed with semaglutide alone and this effect was sustained throughout the duration of the study ✓ Maintenance: Curtailed rebound weight gain upon cessation of semaglutide Expect to initiate clinical trial for WVE-007 in 1Q 2025 19

WVE-N531 Splicing Duchenne muscular dystrophy 20

Urgent need for improved therapeutic options for the treatment of DMD

Duchenne is a devastating and fatal disease

- Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function
- Impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide
  - ~8–10% are amenable to exon 53 skipping
  - Potential for Wave to address up to 40% of DMD with additional exon skipping therapeutics

Multiple urgent unmet needs

- Need for therapies delivering **more consistent dystrophin expression,** as few patients today achieve dystrophin >5% of normal
- **Opportunity to extend dosing intervals** beyond weekly standard of care to alleviate burden for patients and caregivers
- **Need to reach stem cells and distribute broadly to muscle tissues** to potentially enable muscle regeneration and impact respiratory and cardiac function



Boy living with DMD

WAVE LIFE SCIENCES 21

Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53: An ongoing potentially registrational open-label Phase 2 clinical trial of WVE-N531 in boys with DMD amenable to exon 53 skipping

Screening	10 mg/kg Q2W N = 11	Safety Follow-up
• Baseline functional assessments	Interim analysis • Muscle biopsy after 24 weeks of treatment • Functional assessments	• Muscle biopsy after 48 weeks of treatment • Functional assessments

Key Assessments:

- Safety and tolerability
- Muscle biopsies after 24 and 48 weeks of treatment
  - PK: Drug tissue concentrations
  - PD: Exon-skipping, Dystrophin level (% of normal) as assessed by Western Blot
- Functional outcome measures
- 11 participants enrolled, including two from prior Part A clinical trial
  - Pre-specified analyses in ambulatory patients

IV: Intravenous; Q2W: Every 2 Weeks; PK: Pharmacokinetics; PD: Pharmacodynamics

WAVE LIFE SCIENCES 22

Results of interim analysis: WVE-N531 has potential to be the best-in-class therapeutic for exon 53 DMD

Highly consistent dystrophin expression across patients

- 9.0% muscle-content adjusted dystrophin (5.5% unadjusted), quantified from two isoforms that are consistent with Becker patients who display milder disease
- 89% of patients over 5% of normal (muscle-content adjusted)

Muscle delivery and extended dosing intervals

- Skeletal muscle tissue concentrations of WVE-N531: ~41,000 ng/g
- WVE-N531 tissue half-life of 61 days supports monthly dosing
- Preclinical data suggests WVE-N531 is translating in heart and diaphragm

Evidence supporting improved muscle health

- Improvement in serum biomarkers for muscle health
- Localization of WVE-N531 in myogenic stem cells
- Improvement in myofiber regeneration

Safe and well tolerated

- No SAEs
- No discontinuations
- No oligonucleotide class effects

Expect to receive feedback from regulators on pathway to accelerated approval and deliver 48-week FORWARD-53 data in 1Q 2025

WAVE LIFE SCIENCES

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Dystrophin data from prespecified analysis of ambulatory boys; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section). Interim analysis results announced September 24, 2024.

WVE-N531 was safe and well tolerated WVE-N531 10 mg/kg TEAE Category n=11 Patients (%) Any TEAE 10 (90.9) Any drug-related TEAE 3 (27.3) Mild 3 (27.3) Moderate 0 Severe 0 Any serious TEAE 0 Any severe TEAE 0 Any TEAE leading to discontinuation 0 Any TEAE leading to death 0 No Serious Adverse Events and no oligonucleotide class-related events 24 TEAE: Treatment emergent adverse event; Data as of August 19, 2024

Industry-leading muscle tissue concentrations and exon skipping



Muscle tissue concentrations
WVE-N531 muscle concentration (ng/g, mean ± SD)
60,000
40,000
20,000
0
~41,000 ng/g



Exon skipping
% Exon skipping (mean ± SD)
100
80
60
40
20
0
57%

Tissue half-life of 61 days supports monthly dosing

Muscle tissue concentrations and exon skipping n=11; ~41,000 ng/g = ~5,900 nM

25

WVE-N531 was localized in myofiber nuclei and myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 26

Dystrophin expression of up to 14% with high consistency across participants Percentage dystrophin expression across each patient after 24 weeks of treatment 13.9% Dystrophin Adjusted for Muscle Content • Mean 9.0% absolute muscle content 12.2% 11.6% Dystrophin Unadjusted for Muscle Content adjusted dystrophin 11.2% • Mean 5.5% absolute unadjusted dystrophin 8.3% 7.6% 7.3% 6.7% • Dystrophin expression was 6.3% 6.0% 5.9% 5.8% 5.7% quantified from two isoforms 5.3% 5% threshold 4.8% 4.6% consistent with those observed in 3.9% Becker patients who display milder 3.3% disease * 1.2% 1.0% Subject 89% of ambulatory participants achieve muscle content-adjusted dystrophin levels of at least 5% 27 *Excluded from prespecified mean analysis of ambulatory patients; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section); Graph shows all patients (including non-ambulatory) with appropriate biopsy sample; dystrophin measured by Western Blot (AB15277) MHC Normalized Dystrophin (% normal)

WVE-N531 in skeletal muscle likely to underrepresent activity in heart and diaphragm

Preclinical data:

		Skeletal	Heart	Diaphragm	
dKO:	Dystrophin restoration	~9%	~12%	~17%	→ Higher dystrophin in heart and diaphragm, survival benefit
			cardiac and respiratory functional improvements		
NHP:	WVE-N531 muscle tissue concentration (µg/g)	2.17	57.2	10.8	→ Greater exposure in heart and diaphragm

WAVE LIFE SCIENCES

Kandasamy et al., 2022 Nuc Acids Res doi: 10.1093/nar/gkac018

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Unlocking Wave’s best-in-class exon skipping portfolio DMD Population WVE-N531 • Data for exons 51, 44, 52, 45 Exon 53 Not Amenable to demonstrate potential for even Skipping greater dystrophin expression 8-10% Exon 51 17% • Opportunity to address up to 11-13% 40% of population 6% Exon 44 4% Exon 52 • Expect to engage regulators on a 8% platform trial design that Exon 45 incorporates multiple exons 44% Other Exons 29 Aartsma-Rus, et al. 2009 Hum Mut 30, 293

WVE-003 Allele-selective silencing Huntington’s Disease 30

Huntington's disease is a devastating neurological disorder caused by a toxic gain of function and concurrent loss of function

- HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain
- No current disease modifying therapies for HD
- Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal
- Expanded CAG triplet repeat in *HTT* gene results in production of mutant huntingtin protein (mHTT) and loss of function in wild-type huntingtin protein (wtHTT)

HD-ISS stage probability and predicted clinical landmark changes as a function of age



1.00
0.75
0.50
0.25
0
Probability
20
25
30
35
40
45
50
55
60
65
Age (years)
Stage 0
Stage 1
Stage 2
Stage 3
Putamen volume
Caudate volume
SDMT
IS
TFC
TMS

Adapted from Tabrizi 2022

>200,000 patients with HD across all disease states

Pre-Symptomatic HD (~160K in US and Europe)	Symptomatic HD (~65K in US and Europe)

An allele-selective, wtHTT-sparing approach is uniquely suited to address HD across all stages of disease

WAVE LIFE SCIENCES

31

Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015; IS, Independence Scale; SDMT, Symbol Digit Modalities Test; TFC, Total Functional Capacity; TMS, Total Motor Score

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • In the absence of wtHTT, ciliogenesis fails, disrupting CSF • Lowering mHTT is expected to restore physiological flow, causing hydrocephalus control over HTT gene expression and relieve its detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Brain tissue Sequestered wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 32 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective lowering of mutant HTT protein of up to 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels Wild-type HTT protein levels 2.00 2.00 Placebo Placebo WVE-003 30 mg WVE-003 30 mg 1.75 1.75 1.50 1.50 1.25 1.25 1.00 1.00 mHTT Preservation reduction of wtHTT 0.75 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of Day Day WVE-003 WVE-003 33 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-Selective mHTT Slowing of Caudate KD with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 34 Liu et al., 2023 Brain Comm

Preservation of caudate volume offers an efficient pathway for potential accelerated approval for HD Draft study design:• Randomized, placebo controlled clinical study Adults with SNP3 and HD Stage 1-2 Registrational study powered to show impact on • N = ~150 caudate atrophy• 12-18 months duration Allele-selective mHTT Clinical outcomes Slowing caudate atrophy reductions vMRI imaging marker for accelerated approval Expect feedback from regulators on path to accelerated approval by year-end 2024 35 vMRI: volumetric MRI

Anticipated upcoming milestones 36

Wave is poised for significant and sustained growth AATD WVE-006 DMD Obesity WVE-N531 WVE-007 (INHBE) Exon 53 HD Add’l GalNAc liver WVE-003 Add’l AIMer Programs Add’l Exons siRNA programs SNP3 (GalNAc liver and extra-hepatic) Add’l SNPs Wave’s platform is translating in the clinic; AATD proof-of-mechanism data expected in 4Q 2024 and initiation of clinical trial for WVE-007 (INHBE) expected in 1Q 2025 37 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

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